                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Affiliated Computer Services, Inc.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                       Affiliated Computer Services, Inc.
- -------------------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1.   Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     5.   Total fee paid:

     --------------------------------------------------------------------------

/x/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided for by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid
                           ---------------------------------------------------
2.   Form Schedule or Registration Statement No.
                                                 -----------------------------
3.   Filing Party:
                   -----------------------------------------------------------
4.   Date Filed:
                 -------------------------------------------------------------

                       AFFILIATED COMPUTER SERVICES, INC.

                           2828 NORTH HASKELL AVENUE
                              DALLAS, TEXAS 75204

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 28, 1996

To the Stockholders of Affiliated Computer Services, Inc.:

    The Annual Meeting of Stockholders of Affiliated Computer Services, Inc. ("ACS" or the "Company") will be held at City Place, 2711 North Haskell Avenue, Dallas, Texas 75204 on October 28, 1996 at 11:00 a.m. for the following purposes:

    1. To elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

    2. To consider and vote upon an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Class A Common Stock, par value $0.01, and Class B Common Stock, par value $0.01, authorized for issuance;

    3. To consider and vote upon amendments to the Company's 1988 Stock Option Plan (the "Stock Option Plan") to bring the Stock Option Plan into compliance with the requirements of Section 162 (m) of the Internal Revenue Code of 1986, as amended, and to increase by 1,150,000 the number of shares of Class A Common Stock reserved for issuance thereunder;

    4. To consider and vote upon the adoption of the Company's 1995 Employee Stock Purchase Plan;

    5. To consider and vote upon the performance-based incentive compensation for the Company's Chief Executive Officer; and

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on September 20, 1996 as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Annual Meeting"). Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A holder of shares of the Company's Class A Common Stock is entitled to one vote, in person or by proxy, for each share of Class A Common Stock on all matters properly brought before the Annual Meeting, and a holder of shares of the Company's Class B Common Stock will be entitled to 10 votes, in person or by proxy, for each share of Class B Common Stock on all matters properly brought before the Annual Meeting.

    ALL HOLDERS OF THE COMPANY'S CLASS A COMMON STOCK AND CLASS B COMMON STOCK (WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED WITH THIS NOTICE.

                                            By Order of the Board of Directors

                                                      DAVID W. BLACK
                                                        SECRETARY

September 30, 1996

                       AFFILIATED COMPUTER SERVICES, INC.

                           2828 NORTH HASKELL AVENUE
                              DALLAS, TEXAS 75204
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 28, 1996

                              GENERAL INFORMATION

    This Proxy Statement is being furnished to stockholders of record of Affiliated Computer Services, Inc., ("ACS" or the "Company") as of September 20, 1996 in connection with the solicitation by the Board of Directors of ACS of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at City Place, 2711 North Haskell Avenue, Dallas, Texas 75204, on October 28, 1996, at 11:00 a.m., or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting. The approximate date of mailing this Proxy Statement and enclosed form of proxy to stockholders is on or about September 30, 1996.

RECORD DATE AND VOTING

    The Board of Directors of ACS has fixed the close of business on September 20, 1996 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Class A Common Stock and Class B Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the close of business on the Record Date, the Company had outstanding 14,517,588 shares of Class A Common Stock, $0.01 par value, and 3,202,843 shares of Class B Common Stock, $0.01 par value (collectively, the "Common Stock"). Each share of Class A Common Stock is entitled to one vote, in person or by proxy, on all matters properly presented at the Annual Meeting, and each share of Class B Common Stock is entitled to 10 votes, in person or by proxy, on all matters properly presented at the Annual Meeting. The Class A Common Stock and the Class B Common Stock are the only classes of stock entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

VOTE REQUIRED

    The affirmative vote of the holders of shares of Class A Common Stock and Class B Common Stock, voting together as a class, having a plurality of the voting power of the Company, in person or by proxy, is required to elect directors. The affirmative vote of the holders of shares of Class A Common Stock and Class B Common Stock, voting together as a class, having a majority of the voting power of the Company (regardless of the number of shares actually voting at the Annual Meeting) in person or by proxy, is required to approve Proposal 2, the amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Class A Common Stock authorized for issuance. The affirmative vote of the holders of shares of the Class A Common Stock and Class B Common Stock, voting together as a class, having a majority of the voting power of the Company eligible to vote and voting, either in person or by proxy, at the Annual Meeting, is required to approve Proposal 3, the amendment to the Company's 1988 Employee Stock Option Plan (the "Stock Option Plan") to increase the number of shares of the Company's Class A Common Stock recovered for issuance thereunder, to approve Proposal 4, the proposal to approve the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan"), and to approve Proposal 5, the proposal to approve the performance-based incentive compensation for the Company's Chief Executive Officer.

PROXY, SOLICITATION, REVOCATION AND EXPENSES

    All proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted as indicated on the proxy. If the enclosed proxy is signed and returned, it may, nevertheless, be revoked at any time prior to the voting thereof at the pleasure of the stockholder signing it, either by (i) filing a written notice of revocation received by the person or persons named therein, (ii) the stockholder attending the Annual Meeting and voting the shares covered thereby in person, or (iii) delivering another duly executed proxy statement dated subsequent to the date thereof to the addressee named in the enclosed proxy.

    Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of the nominees for election of directors named below, in favor of the proposal to amend the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Class A Common Stock authorized for issuance, in favor of the proposal to amend the Stock Option Plan to bring the Stock Option Plan into compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and to increase by 1,150,000 the number of shares of Class A Common Stock reserved for issuance thereunder, in favor of the proposal to adopt the Purchase Plan and in favor of the proposal to approve the performance-based compensation for the Company's Chief Executive Officer. Abstentions, broker non-votes and proxies directing that the shares are not to be voted will not be counted as a vote in favor of a matter called for vote.

    The cost of preparing, assembling, printing and mailing the Proxy Statement and the enclosed proxy form and the cost of soliciting proxies related to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of shares of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses for such solicitation.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Record Date, certain information with respect to the shares of Class A Common Stock and the Class B Common Stock beneficially owned by stockholders known to the Company to own more than 5% of the outstanding shares of such classes and the shares of Class A Common Stock and Class B Common Stock beneficially owned by each of the Company's directors and executive officers and by all the Company's executive officers and directors as a group:

                                    AMOUNT AND                  AMOUNT AND     PERCENT OF     PERCENT OF
                                     NATURE OF    PERCENT OF     NATURE OF    TOTAL SHARES   TOTAL SHARES
                                    BENEFICIAL   TOTAL SHARES   BENEFICIAL     OF CLASS B     OF CLASS A
                                     OWNERSHIP    OF CLASS A     OWNERSHIP       COMMON       AND CLASS B
                                    OF CLASS A   COMMON STOCK   OF CLASS B       STOCK       COMMON STOCK    PERCENT OF
                                      COMMON         OWNED        COMMON         OWNED           OWNED      TOTAL VOTING
DIRECTORS AND EXECUTIVE OFFICERS       STOCK     BENEFICIALLY      STOCK      BENEFICIALLY   BENEFICIALLY    POWER (1)
- ----------------------------------  -----------  -------------  -----------  --------------  -------------  ------------
Darwin Deason (2).................       3,655         *         3,202,843          100%          18.09%         68.82%
Jeffrey A. Rich (3)...............      14,093         *            --             --              *             *
Thomas G. Connor, Jr..............      10,721         *            --             --              *             *
Gerald J. Ford (4)................      --            --            --             --             --             --
Joseph P. O'Neill.................      11,905         *            --             --              *             *
Frank A. Rossi....................       2,500         *            --             --              *             *
Henry G. Hortenstine (5)..........      21,518         *            --             --              *             *
David W. Black....................      --            --            --             --             --             --
Mark A. King......................      16,906         *            --             --              *             *
All Executive Officers and
  Directors as a Group (nine
  persons) (6)....................      81,298         *         3,202,843          100%          18.50%         68.93%

                         BENEFICIAL OWNERS OF MORE THAN 5% OF THE COMPANY'S STOCK

FMR Corp. (7).....................   1,882,100        12.96%        --             --             10.62%          4.04%
  82 Devonshire Street
  Boston, Massachusetts 02109
First Nationwide Bank (8).........   1,041,808         7.18%        --             --              5.88%          2.24%
  14651 Dallas Parkway
  Suite 200
  Dallas, Texas 75240
Massachusetts Financial Services
  Company (7).....................     799,000         5.50%        --             --              4.51%          1.72%
  500 Boylston Street
  Boston, Massachusetts 02116

- ------------------------

*   Less than 1%.

(1) In calculating the percent of total voting power, the voting power of shares of Class A Common Stock (one vote per share) and Class B Common Stock (ten votes per share) is aggregated.

(2) All of the shares of Class B Common Stock listed are owned by The Deason International Trust (the "Trust"). Mr. Deason holds the sole voting power with respect to such shares through an irrevocable proxy granted by the Trust. The investment power with respect to such shares is held by the Trust. The shares of Class A Common Stock are owned by, and are the separate property of, Mr. Deason's spouse and his spouse's daughter. The beneficial ownership of all such shares of Class A Common Stock is disclaimed by Mr. Deason.

(3) Consists of 14,093 shares of Class A Common Stock issuable pursuant to options that are currently exercisable.

(4) Excludes 1,041,808 shares of Class A Common Stock owned by First Nationwide Bank, of which Mr. Ford serves as Chairman of the Board. Mr. Ford, individually, has neither voting nor investment power with respect to such shares.

(5) Includes 21,518 shares of Class A Common Stock issuable pursuant to options that are currently exercisable.

(6) Includes 35,611 shares of Class A Common Stock not outstanding but subject to currently exercisable options and 3,655 shares of Class A Common Stock as to which Mr. Deason disclaims beneficial ownership. Excludes 1,041,808 shares of Class A Common Stock owned by First Nationwide Bank, of which Mr. Ford serves as Chairman of the Board. Mr. Ford, individually, has neither voting nor investment power with respect to such shares.

(7) Based on filings by the stockholder with the Securities and Exchange Commission.

(8) All shares are owned of record by First Nationwide Bank, which is a wholly owned subsidiary of First Nationwide Holdings Inc. ("FN Holdings"). Gerald
    J. Ford, a director of the Company, beneficially owns 20% of the outstanding capital stock of FN Holdings, the remaining 80% of which is beneficially owned by Ronald Perelman.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Board of Directors is comprised of nine directors. Eight directors are currently members and will be elected for terms expiring at the next Annual Meeting. The directors will continue to serve until their respective successors are duly elected and qualified. Presently, there is a vacancy on the Board of Directors. This vacancy will remain open until a candidate is identified by the Board of Directors and, pursuant to the Company's Bylaws, filled solely by the affirmative vote of (i) a majority of the remaining directors then in office or
(ii) by a sole remaining director.

    Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the eight nominees for the Board of Directors named below. The proxies cannot be voted for more than eight nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Stockholders may withhold authority to vote for any nominee by entering the name of such nominee in the space provided for such purpose on the proxy card.

NOMINEES FOR ELECTION AS DIRECTOR

    The following table lists the name and principal occupation of each nominee and the year in which each nominee was first elected as a director of ACS.

                                                                                                SERVED AS
                                                                                                DIRECTOR
NAME                                            PRINCIPAL OCCUPATION                              SINCE
- ---------------------  ----------------------------------------------------------------------  -----------
Darwin Deason          Chairman of the Board and Chief Executive Officer                             1988
Jeffrey A. Rich        President and Chief Operating Officer                                         1991
Mark A. King           Executive Vice President and Chief Financial Officer                          1996
David W. Black         Executive Vice President, Secretary and General Counsel                       1995
Henry Hortenstine      Executive Vice President                                                      1996
Gerald J. Ford         Chairman, First Nationwide Bank, a Federal Savings Bank                       1991
Joseph P. O'Neill      President and Chief Executive Officer, Public Strategies, Washington,         1994
                       Inc.
Frank A. Rossi         Chairman, FAR Holdings Company, L.L.C.                                        1994

BUSINESS EXPERIENCE OF NOMINEES

    Set forth below is certain information with respect to each of the nominees for the office of director.

    DARWIN DEASON, age 56, has served as Chairman of the Board and Chief Executive Officer of the Company since its formation in 1988. Prior to the formation of the Company, Mr. Deason spent 20 years with MTech Corp ("MTech"), a data processing subsidiary of MCorp, a bank holding corporation based in Dallas, Texas ("MCorp"), serving as MTech's Chief Executive Officer and Chairman of the Board from 1978 until April 1988, and served on the board of various subsidiaries of MTech and MCorp. Prior to that, Mr. Deason was employed in the data processing department of Gulf Oil in Tulsa, Oklahoma. Mr. Deason has over 30 years of experience in the data processing industry.

    JEFFREY A. RICH, age 36, has served as President and Chief Operating Officer of the Company since April 1995 and as a director since August 1991. Mr. Rich joined the Company in 1989 as Senior Vice President and Chief Financial Officer and was named Executive Vice President in 1991. Prior to joining the Company, Mr. Rich served as a Vice President of Citibank N.A. from March 1986 through June 1989, and also served as an Assistant Vice President of Interfirst Bank Dallas, N.A. from 1982 until March 1986.

    MARK A. KING, age 39, has served as Executive Vice President and Chief Financial Officer since May 1995 and as a director since May 1996. Mr. King joined the Company in November 1988 as Chief Financial Officer of various ACS subsidiaries. Prior to joining the Company, Mr. King was Vice President and Assistant Controller of MTech. Mr. King has over 17 years of finance and accounting experience, including over 10 years of experience with the data processing industry.

    DAVID W. BLACK, age 34, has served as Executive Vice President, Secretary and General Counsel and as a director of the Company since May 1995. Mr. Black joined the Company in February 1995 as Associate General Counsel. Prior to that time, Mr. Black was an attorney engaged in private practice in Dallas from 1986 through January 1995.

    HENRY G. HORTENSTINE, age 52, has served as Executive Vice President of the Company since March 1995 and as a director since September 1996. Prior to that time, he served as Senior Vice President -- Business Development from July 1993 to March 1995. Mr. Hortenstine was engaged by the Company as a consultant providing various business and corporate development services from 1990 to July 1993. Prior to that, he was Senior Executive Vice President of Lomas Mortgage USA, a subsidiary of Lomas Financial Corporation, from 1987 to 1989.

    GERALD J. FORD, age 51, has been a director of the Company since August 1991. Mr. Ford served as Chairman of the Board, Chief Executive Officer and a director of First Gibraltar Bank, FSB ("FGB") until February 1993, when he assumed his present position as Chairman of the Board of Directors and Chief Executive Officer of First Nationwide Bank ("First Nationwide"), the successor of First Madison Bank, FSB (successor to FGB). Mr. Ford also served as Chairman and Chief Executive Officer of First United Bank Group, Inc., until it was acquired by Norwest Corporation on January 14, 1994. In addition, Mr. Ford serves as a director of Norwest Corporation.

    JOSEPH P. O'NEILL, age 48, has served as a director of the Company since November 1994 and also serves as a consultant to the Company. Mr. O'Neill has served as President and Chief Executive Officer of Public Strategies Washington, Inc., a public affairs and consulting firm, since March 1991, and from 1985 through February 1991, served as President of the National Retail Federation, a national association representing United States retailers. Mr. O'Neill also is a director of Careerstaff, Inc.

    FRANK A. ROSSI, age 58, has served as a director of the Company since November 1994 and also serves as a consultant to the Company. Mr. Rossi has served as Chairman of FAR Holdings Company, L.L.C., a private investment firm, since February 1994, and before that was employed by Arthur Andersen & Co. for over 35 years. Mr. Rossi served in a variety of capacities for Arthur Andersen since 1959, including Managing Partner/Chief Operating Officer and as a member of the firm's Board of Partners and Executive Committee.

    Except as set forth above, none of the nominees holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

BUSINESS EXPERIENCE OF OTHER EXECUTIVE OFFICER

    Set forth below is certain information with respect to the other executive officer of the Company:

    THOMAS G. CONNOR, age 55, has served as Executive Vice President of the Company since July 1988 and is also Chairman of the Board and Chief Executive Officer of Dataplex Corporation, the Company's image management subsidiary. Prior to joining the Company, Mr. Connor served as Executive Vice President and General Manager of MTech's Northern Region. Mr. Connor has over 30 years of experience in the data processing industry.

    THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Special Compensation Committee, and the Independent Directors Committee. The Board of Directors does not have a standing nominating committee. The Audit Committee is composed of Messrs. Rossi (Chairman) and O'Neill. The Audit Committee was formed in 1994 and given general responsibility for meeting periodically with representatives of the Company's independent public accountants and electronic data processing ("EDP") auditors to review the general scope of audit coverage, including consideration of the Company's accounting and EDP practices and procedures and the adequacy of the Company's system of internal controls, and to report to the Board of Directors with respect thereto. The Audit Committee also is responsible for recommending to the Board of Directors the appointment of the Company's independent public accountants and EDP auditors.

    The Board of Directors also has a Compensation Committee, which was formed in May 1994. The members of the Compensation Committee are Messrs. Deason, Ford and O'Neill. A vacancy on the committee occurred upon the resignation of David
A. Smith from the Company's Board of Directors in January 1995, and was filled with the appointment of Mr. O'Neill in August 1996. The Compensation Committee is responsible for recommending to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation of the executive officers of the Company, including reviewing the salaries of the executive officers and recommending bonuses and other forms of additional compensation for the executive officers and the administration of and grant of awards under the Stock Option Plan. In connection with the Company's establishment of certain procedures to comply with the requirements of Section 162(m) of the Code so that compensation to executive officers whose compensation exceeds $1 million may be deductible by the Company for federal income tax purposes, the Company formed the Special Compensation Committee in August 1996. The members of the Special Compensation Committee are Messrs. Ford and O'Neill. The Special Compensation Committee will be responsible for reviewing the compensation of the executive officers whose compensation exceeds $1 million, including reviewing salaries, recommending bonuses and other forms of additional compensation, including grants of awards under the Stock Option Plan.

    In addition, the Board of Directors has an Independent Directors Committee on which Messrs. Ford, O'Neill and Rossi serve. The Independent Directors Committee was formed in May 1994 to review annually the prices and terms of the services, forms and supplies provided between the Company and Precept Business Products, Inc. ("Precept"), an affiliate of the Company, pursuant to the Company's reciprocal services agreement and other related party transactions. See "Certain Transactions."

    During the fiscal year ended June 30, 1996, there were four regular meetings of the Company's Board of Directors. No incumbent directors attended fewer than 75% of the aggregate of (i) the Board meetings held during the fiscal year and
(ii) the meetings held by all committees of the Board on which he served, except for Mr. Ford. There were three meetings held by the Company's Audit Committee during the fiscal year and one meeting held by each of the Company's Compensation and Independent Directors Committees during the fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the Company's knowledge, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") for the fiscal year ended June 30, 1996 have been timely filed, except for a report relating to the disposition by Mr. Hortenstine of beneficial ownership of 1,000 shares of the Company's Class A Common Stock, a report relating to the acquisition by Mr. Rossi of beneficial ownership of 1,000 shares of the Company's Class A Common Stock and a report by Thomas

M. Rouse (who is no longer with the Company) filed with respect to the exercise of a stock option and the subsequent sale of such shares of Class A Common Stock, all of which reports have been filed.

                                   PROPOSAL 2
                            APPROVAL OF AN AMENDMENT
                                     TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

    At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase from 17,195,742 to 75,000,000 the number of shares of Class A Common Stock, par value $.01, authorized for issuance, and to increase from 4,804,258 to 6,405,686 the number of shares of Class B Common Stock, par value $.01, authorized for issuance. This amendment was adopted by the Company's Board of Directors on August 21, 1996 subject to stockholder approval.

    The Company's authorized capital stock currently consists of a total of 25,000,000 shares, including 17,195,742 shares of Class A Common Stock, par value $.01 per share, 4,804,258 shares of Class B Common Stock, $.01 par value, and 3,000,000 shares of Preferred Stock, par value $1.00 per share. There are no preemptive rights associated with any of the Company's Common Stock. As of the Record Date, there were outstanding 14,517,588 shares of the Company's Class A Common Stock and 3,202,843 shares of the Company's Class B Common Stock, options to purchase approximately 1,163,031 shares of the Company's Class A Common Stock, and a warrant to purchase 396,594 shares of Class A Common Stock. Between November 7, 1995 (the record date for the 1995 Annual Meeting of Stockholders) and the Record Date, the Company issued approximately 4,339,741 additional shares of its Class A Common Stock, primarily in connection with the consummation of public offerings in March and June, 1996.

PROPOSED AMENDMENT

    The amendment to the Company's Certificate of Incorporation, if approved, would increase from 17,195,742 to 75,000,000 the number of shares of Class A Common Stock, par value $.01, authorized for issuance by the Company and from 4,804,258 to 6,405,686 the number of shares of Class B Common Stock, par value $.01, authorized for issuance by the Company. The Company's Board believes that it is desirable for the Company to have additional authorized but unissued shares of the Company's Class A Common Stock to provide flexibility to act promptly with respect to acquisitions, public and private financings, to effect future stock splits or dividends, and other appropriate purposes. Approval of the increase at the Annual Meeting will eliminate the delays and expense that otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of the Company's Class A Common Stock and Class B Common Stock for possible future transactions involving the issuance of additional shares. However, the rules of the National Association of Securities Dealers, Inc. governing corporations with securities listed on the NASDAQ National Market System would still require stockholder approval by a majority of the total votes cast in person or by proxy prior to the issuance of designated securities where (1) the issuance would result in a change of control of the issuer, (2) in connection with the acquisition of the stock or assets of another company if an affiliate of the issuer has certain interlocking interests with the company to be acquired or where the issuer issues more than 20% of its currently outstanding shares or (3) in connection with a transaction other than a public offering involving the sale or issuance of more than 20% of the common stock or voting power outstanding before the issuance. While there is no transaction pending that would require approval of the increase, failure to approve the increase would leave the Company with a smaller pool of authorized but unissued Class A Common Stock than the Board considers appropriate or desirable.

    In addition, the Company's Board believes that it is desirable for the Company to have additional authorized but unissued shares of the Company's Class B Common Stock to provide flexibility in the event that the Company elects to effect future stock splits or dividends.

    The additional Class A Common Stock and Class B Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Class A Common Stock and Class B Common Stock, respectively, of the Company. Adoption of the proposed amendment and issuance of the Class A Common Stock and the Class B Common Stock would not affect the rights of the holders of currently outstanding Class A Common Stock and Class B Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Class A Common Stock and Class B Common Stock outstanding, including possible dilution of the equity interests of existing stockholders or reduction of the proportionate voting power of existing stockholders. In addition, the issuance of additional shares could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company, thereby delaying, deferring or preventing a change in control of the Company, although this is not the intention of this proposal. If the amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of the State of Delaware.

    The additional shares may be used, without further stockholder approval, for various purposes, including, without limitation, raising capital, effecting future stock splits, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other business or products. The Company does believe that it is probable that it will engage in acquisitions in the future to expand the Company's business or product lines through the acquisition of other businesses or products, and that additional shares may be issued in connection with such acquisitions. As of the date of this Proxy Statement, the Company has not entered into any agreements, arrangements or understandings with respect to any material acquisition. The additional shares of the Company's Class A and Class B Common Stock may be issued, subject to certain exceptions, by the Company's Board at such times, in such amounts and upon such terms as the Board may determine without further approval of the stockholders. Stockholders have no preemptive rights to subscribe to additional shares when issued. To accomplish this proposed increase in the Company's Class A Common Stock and Class B Common Stock, the first sentence of Article Fourth, Section 2 of the Company's Restated Certificate of Incorporation must be amended to be and read as follows:

    "The total number of shares of all classes of capital stock that the Company shall have the authority to issue is 84,405,686 shares, consisting of (a) 75,000,000 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), (b) 6,405,686 shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock", and together with Class A Common Stock, "Common Stock"), and (c) 3,000,000 shares of Preferred Stock, par value $1.00 per share ("Preferred Stock").

    THE BOARD RECOMMENDS A VOTE "FOR" AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 3
                             APPROVAL OF AMENDMENTS
                                TO THE COMPANY'S
                        1988 EMPLOYEE STOCK OPTION PLAN

    At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon amendments to the Company's Stock Option Plan. The amendments were adopted by the Company's Board of Directors on August 21, 1996 subject to stockholder approval.

    The purpose of the amendments is two-fold. The first purpose is to bring the Stock Option Plan into compliance with the requirements of Section 162(m) of the Code, so that the compensation expense resulting from grants of stock options under the Stock Option Plan to certain executive officers whose compensation exceeds $1 million may be deductible by the Company for federal income tax purposes. The affected executive officers are described in Code Section 162(m), and they may from time to time, be participants under the Stock Option Plan (collectively, the "Section 162(m) Participants"). The executive officers named in the Summary Compensation Table may become Section 162(m) Participants. The second purpose of the amendments is to increase the number of shares of the Company's Class A Common Stock reserved for issuance under the Stock Option Plan to 3,000,000. This amendment will involve an increase of 1,150,000 shares of Class A Common Stock available for distribution. All employees of the Company and its subsidiaries (including employees who are also members of the Board), as well as certain consultants, are eligible to receive options under the Stock Option Plan. The purpose of the Stock Option Plan is to provide the Company with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and others who provide services to the Company and who can contribute significantly to the Company's success. The Board of Directors believe that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of employees and other key persons, and recommends that the stockholders approve this proposal.

    The shares awarded to employees of and consultants to the Company under the Stock Option Plan come from authorized but unissued shares of Class A Common Stock. Without the 1,150,000 shares that are the subject of this proposal, there are a total of 1,850,000 shares of the Company's Class A Common Stock authorized for issuance upon the exercise of options granted under the Stock Option Plan. As of September 20, 1996, a total of 870,642 shares of Class A Common Stock had been purchased upon the exercise of options issued under the Stock Option Plan and a total of 1,163,031 shares of Class A Common Stock were subject to outstanding options that have been granted pursuant to the Stock Option Plan. Of the 1,163,031 shares, options for 200,000 shares have been granted to former Genix employees (who are new employees of the Company) subject to stockholder approval of an increase in the number of shares of the Class A Common Stock that may be subject to options issued under the Stock Option Plan; in the event that stockholder approval of the increase is not obtained at the Annual Meeting, these options will not become exercisable.

DESCRIPTION OF THE STOCK OPTION PLAN

    The complete text of the Stock Option Plan is attached as Appendix 1 hereto, and the following summary of the Stock Option Plan is qualified in its entirety by reference to such text.

    GENERAL. The Stock Option Plan is designed to comply with the requirements of Section 16b of the Exchange Act. Provided the stockholders approve the increase of 1,150,000 shares, an aggregate of 3,000,000 shares of Class A Common Stock will be available for issuance under the Stock Option Plan, subject to adjustment from time to time for stock dividends and certain other changes in capitalization as provided in the Stock Option Plan. No options may be granted under the Stock Option Plan after September 2, 1998.

    ADMINISTRATION. The Stock Option Plan has been administered by the Compensation Committee and will in the future be administered by the Special Compensation Committee of the Company's Board of Directors (the "Special Compensation Committee"). Under its terms, the Stock Option Plan may be administered by the Board of Directors of ACS or another body, as permitted by Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act. The Special Compensation Committee determines the individuals eligible to receive grants of options under the Stock Option Plan, the type of option granted, the number of shares of Class A Common Stock subject to a grant and the terms of the grant, including exercise price, exercise date and any restrictions on exercise. The Special Compensation Committee also is responsible for determining the advisability and terms of any buyout of options previously granted, reductions in the exercise prices of previously granted options and the terms of any deferred grant options under the Stock Option Plan.

    ELIGIBILITY. Employees of and consultants to the Company and any parent or subsidiary of the Company are eligible to receive grants of options under the Stock Option Plan. Directors who are not otherwise employed by the Company are not considered to be "employees" of the Company for purposes of the Stock Option Plan. Only directors who are compensated other than by a director's fee for services rendered to the Company are deemed to be "consultants."

    TYPES OF GRANTS. The Stock Option Plan provides for issuance of incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options"), nonstatutory stock options ("Nonstatutory Stock Options" and, together with Incentive Stock Options, "Options") and stock purchase rights ("Stock Purchase Rights"). Incentive Stock Options may be granted only to employees. Options and Stock Purchase Rights entitle the holders thereof to purchase the Company's Class A Common Stock. All grants are evidenced by a written agreement in a form approved by the Special Compensation Committee. To date, only Nonstatutory Stock Options have been granted under the Option Plan.

    OPTIONS. The exercise price of an Incentive Stock Option shall be no less than 100% of the fair market value of the Company's Class A Common Stock at the time of the grant (110% of fair market value if the grant is made to an employee that owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "10% Holder"). Fair market value is determined by reference to the stock's closing price on the date of the grant. Incentive Stock Options shall have a term of no more than 10 years (5 years if granted to a 10% Holder). The exercise price of a Nonstatutory Stock Option shall be no less than 85% of the fair market value of the Company's Class A Common Stock at the time of grant.

    In the event that the recipient of an Option grant is terminated for cause as a consultant or an employee, all Options granted under the Stock Option Plan, whether or not vested, are forfeited. If a consultant or employee's relationship with the Company terminates other than for cause, a vested Option granted to such person is exercisable to the extent provided in the agreement granting the Option, but, in case of an Incentive Stock Option, shall be exercised within 90 days of the date of such termination (12 months, if the termination was the result of a disability) and only to the extent exercisable on the date of such termination. If there is a change in control of the Company, all Options previously granted, whether or not vested, shall become fully vested and exercisable, effective the day immediately prior to the change in control. If the recipient of an Option grant dies, the Option may be exercised only to the extent vested at time of death and only by the estate of the recipient or a person who acquired the Option by bequest or inheritance.

    TRANSFERABILITY. No Option is transferable by a recipient except by will or the laws of descent and distribution. An Option may be exercised during the life of a recipient only by the recipient.

    STOCK PURCHASE RIGHTS. When a Stock Purchase Right has been granted, the Special Compensation Committee advises the recipient of the grant of the terms and conditions of the grant, including any restrictions on the grant, the number of shares subject to the grant, the exercise price of the grant and the time within which the grant must be accepted by the recipient. The maximum amount of time that a recipient may have to accept the grant is 30 days. The purchase price of stock acquired pursuant to a Stock Purchase Right shall not be less than 50% of the fair market value of the Company's Class A Common Stock at the time of grant.

    Unless the Special Compensation Committee determines otherwise, each grant of a Stock Purchase Right shall include a repurchase option. The repurchase option shall give the Company the right to repurchase the shares issued pursuant to the Stock Purchase Right and be exercisable upon the termination of the recipient's employment with the Company for any reason, including death or disability. The purchase price for shares repurchased by the Company shall be the price paid to the Company by the recipient of the grant. The Special Compensation Committee determines the term of the repurchase option.

    AMENDMENTS AND TERMINATION. The Board of Directors of the Company may amend, alter, suspend or discontinue the Stock Option Plan at any time. However, no such amendment, alteration, suspension or discontinuation shall impair the material rights of any holder of an Option without such holder's consent. The Company is required to obtain stockholder approval of any amendment to the Stock Option Plan, if required under Rule 16b-3, Section 442 of the Code or any other applicable law or regulation, including the rules of any established stock exchange on which the Company's securities are traded.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. The grant of an incentive stock option has no immediate federal income tax consequences to the optionee or the Company. The exercise of an incentive stock option while the optionee is an employee or within three months after termination of employment generally has no immediate tax consequences to the Company or the optionee. If the optionee is subject to the alternative minimum tax, however, the exercise of an incentive stock option would result in an increase in the optionee's alternative minimum taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If an optionee holds the shares acquired pursuant to the exercise of an incentive stock option for the required holding period, the optionee generally recognizes long-term capital gain or loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the exercise price of the shares. In such a case, the Company is not entitled to a deduction in connection with the grant or exercise of the incentive stock option or the sale of shares acquired pursuant to such exercise. If, however, an optionee exercises an incentive stock option more than three months after termination of employment or disposes of the shares prior to the expiration of the required holding period, the optionee generally recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise, the excess generally would be treated as long-term or short-term capital gain. The required holding period is the longer of two years from the date of the option was granted and one year after the date of issuance of the shares upon the exercise of the option.

    NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option has no immediate federal income tax consequences to the optionee or the Company. Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income (subject to wage withholding and employment taxes) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, and the Company is entitled to a corresponding deduction if the compensation constitutes an ordinary and necessary business expense. The optionee's tax basis in the shares is the exercise price plus the amount of ordinary income recognized by the optionee, and the optionee's holding period will commence on the date the shares are received. Upon a subsequent sale of the shares, any difference between the optionee's tax basis in the shares and the amount realized on the sale generally is treated as long-term or short-term capital gain or loss.

OPTION GRANTS

    The following table sets forth, as of the Record Date, the total number of unexercised options granted under the Option Plan to the Company's Named Executive Officers (as hereinafter defined), all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all current officers who are not executive officers, as a group.

                                                                    NUMBER OF SHARES
NUMBER OR GROUP AND                                                    SUBJECT TO      AVERAGE PER SHARE
NUMBER IN GROUP                                                      OPTIONS GRANTED    EXERCISE PRICE
- ------------------------------------------------------------------  -----------------  -----------------
Darwin Deason.....................................................         --                 --
Jeffrey A. Rich...................................................         225,118         $   25.03
Thomas G. Connor, Jr..............................................          50,000         $   32.95
Henry G. Hortenstine..............................................         133,503         $   23.28
David W. Black....................................................          22,000         $   20.45
All current executive officers as a group (six persons)...........         490,628         $   25.67
All current directors who are not executive officers (three
  persons)........................................................          35,000         $   19.50
All current employees as a group (49 persons).....................         456,778         $   34.04

    Over the term of the Stock Option Plan, up to the Record Date, a total of 2,118,165 options had been granted and options for a total of 84,492 shares had been canceled.

    Options outstanding under the Stock Option Plan have expiration dates ranging from July 1999 to June 2006.

    All of the 200,000 shares subject to options that have been granted under the Stock Option Plan subject to stockholder approval have been granted to non-executive officers at an exercise price of $46.25 per share. Future grants are discretionary and future exercise prices are unknown, because they will generally be based on fair market value on the date of grant.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1988 EMPLOYEE STOCK OPTION PLAN.

                                   PROPOSAL 4

                                  APPROVAL OF
                     THE 1995 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

    At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was adopted by the Company's Board of Directors on December 14, 1995 subject to stockholder approval. The Purchase Plan provides for the purchase of an aggregate of up to 500,000 shares of Class A Common Stock by certain employees, as described below. The Company believes that the Purchase Plan is necessary to attract and retain the services of such persons who promote the interests of the Company and its stockholders by aligning employees' interests with those of stockholders by facilitating and encouraging the purchase of shares.

    A copy of the Purchase Plan is attached as Appendix 2 hereto and is incorporated herein by reference. The following description of the Purchase Plan is a summary of the major provisions and does not purport to describe the details of the Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

    SHARES SUBJECT TO THE PLAN. An aggregate of up to 500,000 shares of Class A Common Stock is authorized for issuance under the Purchase Plan, subject to adjustment from time to time for stock dividends and certain other changes in capitalization as provided in the Purchase Plan. The Class A Common Stock issued under the Purchase Plan may be either authorized but unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

    ADMINISTRATION. The Purchase Plan is administered by the Compensation Committee or by another committee or committees appointed by the Board of Directors (the "Plan Administrator"). The Plan Administrator is authorized to administer and interpret the Purchase Plan and to make such rules and regulations as it deems necessary to administer the Purchase Plan, so long as such interpretation, administration or application with respect to purchases under the Purchase Plan corresponds to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

    ELIGIBILITY. The Purchase Plan is an employee benefit program that enables qualified employees to purchase shares of Class A Common Stock through payroll deductions without incurring broker commissions. To participate, an individual employee must (i) have worked for the Company or certain of its subsidiaries for at least one year, (ii) be employed in a position with regular hours of 20 or more per week, and (iii) be employed for at least five months in any calendar year. An employee is not eligible to continue participation in the Purchase Plan in the event his or her employment is voluntarily or involuntarily terminated, or if such employee owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any related corporation. As of the Record Date, approximately 2,520 of the Company's employees were eligible to participate in the Purchase Plan, including all of the Company's current executive officers other than Darwin Deason. Non-employee directors of the Company are not eligible to participate in the Purchase Plan.

    STOCK PURCHASES. The Purchase Plan is divided into offering periods that have a duration of three months. During these offering periods, participating employees accumulate funds in an account used to buy Class A Common Stock through payroll deductions at a rate of not less than 1% nor more than 15% of such participant's base pay plus bonus and commission, if any, during each payroll period within an offering period.

    At the end of each offering period, the market price is determined and the participating employee's accumulated funds are used to purchase the appropriate number of whole shares of Class A Common Stock. No participant may purchase more than $25,000 fair market value of Class A Common Stock for any calendar year under the Purchase Plan. The purchase price per share of Class A Common Stock under the Purchase Plan will be as established by the Plan Administrator, but may not be less than the lower of 85% of the per share fair market value of the Class A Common Stock on either the first day of the offering period or the last day of the period. The Purchase Plan will initially be implemented with a purchase price equal to 85% of the fair market value of the Class A Common Stock on the last day of the offering period. For purposes of the Purchase Plan, "fair market value" means the closing price of the Class A Common Stock on the Nasdaq National Market System for a single trading day. The closing price of a share of Class A Common Stock on the Record Date was 60 1/4 as reported in THE WALL STREET JOURNAL.

    Participants have no right to acquire shares of the Company under the Purchase Plan after termination of their employment. Upon termination of a participant's employment for any reason on or prior to the last business day of an offering period, the balance in such participant's account will be paid to the participant or, in the event of the death of the participant, to the participant's spouse, or, if there is no surviving spouse, to his or her estate. Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant, other than by will or the laws of descent and distribution.

    AMENDMENTS AND TERMINATION. The Board of Directors has the power to amend, suspend or terminate the Purchase Plan, provided that the Board may not amend the Purchase Plan without stockholder approval if such approval is required by
Section 423 of the Code or Rule 16b-3. The Compensation Committee may also amend the Purchase Plan so long as such amendment does not require stockholder approval.

    TERM OF THE PLAN. The Purchase Plan shall continue in effect until December 31, 2005.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizes the material federal income tax consequences to employees and the Company in connection with participation in the Purchase Plan. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws and regulations in effect on the date hereof and is, therefore, subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

    The Company intends that the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Under the Code, the Company is deemed to grant participants an "option" on the first day of each offering period to purchase as many shares of Class A Common Stock as the participant will be able to purchase within the offering period. On the last day of each offering period, the market price is determined and the participant is deemed to have exercised the "option" and purchased the number of shares of Class A Common Stock his or her accumulated payroll deductions will purchase at the market price.

    The required holding period for favorable tax treatment upon disposition of Class A Common Stock acquired under the Purchase Plan is the later of (i) two years after the deemed "option" is granted (the first day of an offering period) and (ii) one year after the deemed "option" is exercised and the Class A Common Stock is purchased (the last day of an offering period). When the Class A Common Stock is disposed of after this period, the participant realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the Class A Common Stock at the time the "option" was granted exceeded the "option price" and (b) the amount by which the fair market value of the Class A Common Stock at the time of disposition exceeded the "option price." "Option price" is determined as of the date of grant and, therefore, is equal to the fair market value of the Class A Common Stock as of the first day of an offering period less any discount established by the Plan Administrator (up to a maximum of 15%). Thus, the maximum amount of gain taxable as ordinary income is the amount of any discount measured as of the first day of an offering period. Any further gain is taxed at capital gain rates. It the sale price is less than the option price, there is no ordinary income, and the participant recognizes long-term capital loss.

    When a participant sells the Class A Common Stock before the expiration of the required holding period, the participant recognizes ordinary income to the extent of the difference between the price actually paid for the Class A Common Stock and the fair market value of the Class A Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Class A Common Stock is sold. If the sale price is less than the fair market value of the Class A Common Stock at the date of exercise, then the participant will also have a capital loss equal to such difference.

    If a participant dies while owning Class A Common Stock acquired under the Purchase Plan, ordinary income must be reported on his or her final income tax return. This amount will be the same as if the Class A Common Stock had been held for the requisite period as above discussed; that is, it will be the lesser of (i) the amount by which the fair market value of the Class A Common Stock at the time the "option" was granted exceeded the option price and (ii) the amount by which the fair market value of the Class A Common Stock at the time of the participant's death exceeded the option price.

    Even though a participant who, after waiting the requisite holding period, must treat part of his or her gain on a disposition of the Class A Common Stock as ordinary income, the Company may not take a business deduction for such amount. However, if a participant disposes of Class A Common Stock before the end of the requisite holding period, the amount of income that the participant must report as ordinary income qualifies as a Company business deduction for the year of such disposition.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 5

                    APPROVAL OF PERFORMANCE-BASED INCENTIVE
               COMPENSATION FOR THE COMPANY'S EXECUTIVE OFFICERS

    Recent changes in the Code limit the Company's tax deduction for expense in connection with compensation of its chief executive officer and its four other most highly-compensated executive officers for any fiscal year to the extent that the remuneration of such person exceeds $1 million during such fiscal year, excluding remuneration that qualifies as "performance-based compensation."
Section 162(m) of the Code provides that in order for remuneration to be treated as qualified performance-based compensation, the material terms of the performance goals must be disclosed to and approved by the stockholders of the employer.

    At the Annual Meeting, the stockholders will be asked to approve the terms relating to incentive compensation to be paid to the Company's Executive Officers. Executive Officer compensation for fiscal 1997 will consist of a base salary, stock option plan, and bonus compensation and will be based on criteria similar to criteria previously used for the Company's executive officers. See "Executive Compensation and Other Information--Compensation Committee Report on Executive Compensation." Executive Officers will be entitled to receive varying ranges of up to 250% of their base salaries upon achievement of bonus performance goals which inlcude the Company's achievement of four targeted financial measures: consolidated revenues, consolidated earnings before interest, taxes and depreciation, consolidated pre-tax earnings and consolidated earnings per share. The bonus performance goals have been pre-established by the Compensation Committee for all executive officers other than any executive officer whose compensation may exceed $1 million, which other officer's goals have been previously established by the Special Compensation Committee, which is comprised solely of non-employee directors, and all of such goals have been approved by the Board of Directors. The Company believes that the incentive-related provisions provide performance incentives that are and will be beneficial to the Company and its stockholders.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCENTIVE COMPENSATION PROVISIONS FOR THE EXECUTIVE OFFICERS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

DIRECTOR'S COMPENSATION

    Effective November 1994, each member of the Board of Directors of the Company who is not employed by the Company receives compensation in the amount of $3,000 for attendance at each Board meeting. Directors are reimbursed for their travel expenses incurred in connection with the meetings. On November 30, 1994, the Company and each of Messrs. O'Neill and Rossi entered into consulting agreements in which Messrs. O'Neill and Rossi agreed to provide, among other things, certain corporate development services to the Company. Such agreements are terminable by either party with 30 days notice. Pursuant to such agreements, in exchange for such services, the Company has agreed to reimburse both Messrs. O'Neill and Rossi for their out-of-pocket expenses. In addition, the Company paid Mr. Rossi $5,000 per month through January 1996 for such services. The Company granted Messrs. Rossi and O'Neill options to purchase 25,000 and 10,000 shares of Class A Common Stock, respectively. Such options vest ratably over five years.

SUMMARY OF CASH AND OTHER COMPENSATION

    The following table sets forth certain information regarding compensation paid for all services rendered to the Company in all capacities during fiscal years 1996, 1995 and 1994 by the Company's chief executive officer and the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000, based on salary and bonuses earned during fiscal year 1996 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                 ANNUAL COMPENSATION                 -------------------------------------
                                   ------------------------------------------------                              PAYOUTS
                                                                         OTHER       RESTRICTED                -----------
                                                                        ANNUAL          STOCK      OPTIONS/       LTIP
                                                           BONUS     COMPENSATION      AWARDS        SARS        PAYOUTS
NAME AND PRINCIPAL POSITION          YEAR      SALARY       ($)         ($)(1)         ($)(2)         (3)        ($) (2)
- ---------------------------------  ---------  ---------  ---------  ---------------  -----------  -----------  -----------
Darwin Deason....................       1996    403,918    807,836        --             --           --           --
  Chairman of the Board and             1995    403,918    776,473        --             --           --           --
  Chief Executive Officer               1994    435,382    788,170        --             --           --           --

Jeffrey A. Rich..................       1996    222,385    437,500        --             --          100,000       --
  President and Chief Operating         1995    155,322    149,291        --             --          111,025       --
  Officer                               1994    160,480    155,549        --             --           --           --

Henry Hortenstine................       1996    166,000    166,000        --             --           60,000       --
  Executive Vice President              1995    144,600     60,856      92,914(4)        --           51,985       --
                                        1994    130,000     38,458     111,783(4)        --           21,518       --

Thomas G. Connor, Jr. ...........       1996    167,915    142,728        --             --           50,000       --
  Executive Vice President              1995    191,665     --            --             --           --           --
                                        1994    197,197     --            --             --           --           --

David W. Black...................       1996    133,004    133,004        --             --           --           --
  Executive Vice President and          1995     54,118     46,905        --             --           22,000       --
  General Counsel                       1994     --         --            --             --           --           --


                                       ALL OTHER
NAME AND PRINCIPAL POSITION        COMPENSATION ($)
- ---------------------------------  -----------------
Darwin Deason....................         --
  Chairman of the Board and               --
  Chief Executive Officer                 --
Jeffrey A. Rich..................         --
  President and Chief Operating           --
  Officer                                 --
Henry Hortenstine................         --
  Executive Vice President                --
                                          --
Thomas G. Connor, Jr. ...........         --
  Executive Vice President                --
                                          --
David W. Black...................         --
  Executive Vice President and            --
  General Counsel                         --

- ------------------------------

(1) None of the Named Executive Officers received personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus during fiscal years 1996, 1995 and 1994.

(2) The Company did not grant any restricted stock awards or long-term incentive plan payouts to the Named Executive Officers during fiscal years 1996, 1995 and 1994.

(3) The Company did not grant any stock appreciation rights ("SARS") during fiscal years 1996, 1995 or 1994.

(4) Represents commissions received during the year.

    The following table sets forth the number of options granted during the fiscal year ended June 30, 1996 to the Named Executive Officers to purchase shares of Class A Common Stock and the potential realizable value of these options.

                     OPTION GRANTS DURING FISCAL YEAR 1996

                                                                                                POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                                -------------------------------------------------------------     ANNUAL RATES OF
                                  NUMBER OF       % OF TOTAL                                        STOCK PRICE
                                 SECURITIES      OPTIONS/SARS                                       APPRECIATION
                                 UNDERLYING       GRANTED TO                                     OR OPTION TERM (1)
                                OPTIONS/SARS     EMPLOYEES IN      EXERCISE OR    EXPIRATION   ----------------------
NAME                             GRANTED (#)   FISCAL YEAR (%)   BASE PRICE ($)      DATE        5% ($)     10% ($)
- ------------------------------  -------------  ----------------  ---------------  -----------  ----------  ----------
Darwin Deason.................       --                0.0%            --             --           --          --
Jeffrey A. Rich...............      100,000           17.1%             33.75       03/08/06    2,122,875   5,379,750
Henry Hortenstine.............       60,000           10.2%             33.75       03/08/06    1,273,725   3,227,850
T. G. Connor, Jr..............       20,000            3.4%             31.75       11/21/05      399,415   1,012,190
                                     30,000            5.1%             33.75       03/08/06      636,863   1,613,925
David W. Black................       --                0.0%            --             --           --          --

- ------------------------

(1) The amounts in these columns are the result of calculations at the 5% and 10% rates set by the Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price.

    The following table provides information related to options exercised by the Named Executive Officers during fiscal year 1996 and the number and value of options held at fiscal year end. The Company does not have any SARS outstanding.

                 AGGREGATE OPTION/SAR EXERCISES IN FISCAL 1996

                   AND FISCAL YEAR END 1996 OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS/
                                                                 OPTIONS/SARS AT             SARS AT FISCAL
                                SHARES          VALUE          FISCAL YEAR END (#)          YEAR END ($) (1)
                              ACQUIRED ON   REALIZED ($)    --------------------------  -------------------------
NAME                           EXERCISE          (1)        EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
- ----------------------------  -----------  ---------------  -----------  -------------  ----------  -------------
Darwin Deason...............      --             --             --            --            --           --
Jeffrey A. Rich.............      --             --             26,593        211,025    1,228,065     4,294,359
Henry Hortenstine...........      --             --             21,518        111,985      980,575     2,185,947
T. G. Connor, Jr............      --             --             --             50,000       --           702,500
David W. Black..............      --             --             --             22,000       --           584,100

- ------------------------

(1) Represents the value realized upon exercise calculated as the number of options exercised times the difference between the average of the high and low stock trading price from the trading day immediately prior to the exercise date and the exercise price.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee has been responsible for administering the Company's Stock Option Plan and approving compensation for the Company's senior executives, including recommending to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation for all executive officers. The objective of the Company's executive compensation program is to attract and retain qualified, motivated executives and to closely align their financial interests with both the short and long-term interests of the Company's stockholders. The executive compensation program is intended to provide the Company's executive officers with overall levels of compensation that are competitive within the information industry, as well as within a broader spectrum of companies of size and complexity.

    The three principal components of the Company's executive compensation program are base salary, annual incentive bonus opportunities and stock options.

BASE SALARIES

    Each executive officer's base salary is reviewed annually and is subject to adjustment on the basis of individual, corporate and business unit performance, as well as competitive and inflationary considerations.

INCENTIVE BONUS

    Incentive bonus payments for executive officers other than the Chief Executive Officer and Chief Operating Officer are made at the end of each fiscal year based upon the achievement of consolidated financial criteria, business unit financial criteria, and the attainment of individual goals, all of which are established by the Chief Executive Officer and the Chief Operating Officer of the Company subject to approval by the Compensation Committee of the Board of Directors at the beginning of each fiscal year. Compensation for the Chief Executive Officer and Chief Operating Officer of the Company consisted of a base salary and bonus compensation. Bonus compensation was substantially dependent on the achievement of four targeted financial measures: consolidated revenues, consolidated earnings before interest, taxes and depreciation, consolidated pre-tax earnings and consolidated earnings per share. During fiscal year 1996, the Company achieved 100% of such measures. The Company's Chief Executive Officer and Chief Operating Officer did not participate in the Committee's decisions regarding their own compensation. For fiscal year 1996, executive officers were eligible to receive maximum bonuses of between 100% and 200% of salary provided certain financial goals were met.

STOCK OPTION PLAN

    The Stock Option Plan has been administered by the Compensation Committee of the Company's Board of Directors. Under its terms, the Stock Option Plan may be administered by the Board of Directors of ACS or another body, if permitted by Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"). The Compensation Committee has determined the individuals eligible to receive grants of options under the Stock Option Plan, the type of option granted, the number of shares of Class A Common Stock subject to a grant and the terms of the grant, including exercise price, exercise date and any restrictions on exercise. The Compensation Committee also has been responsible for determining the advisability and terms of any buyout of options previously granted, reductions in the exercise prices of previously granted options and the terms of any deferred grant of options granted under the Stock Option Plan.

    The Stock Option Plan also provides for the issuance of stock purchase rights. When the Compensation Committee determines to grant a stock purchase right, it advises the recipient of the grant of the terms and conditions of the grant, including any restrictions on the grant, the number of shares subject to the grant, the exercise price of the grant and the time within which the grant must be accepted by the recipient. The maximum amount of time that a recipient may have to accept the grant is 30 days. The purchase price of stock acquired pursuant to a stock purchase right shall not be less than 50% of the fair market value of the Company's Class A Common Stock at the time of grant. There have been no stock purchase rights granted through June 30, 1996.

                                          Submitted by the Compensation
                                          Committee
                                          of the Board of Directors:

                                          DARWIN DEASON
                                          GERALD J. FORD

         COMPARISON OF TOTAL CUMULATIVE RETURN FROM SEPTEMBER 26, 1994
                   (THE "IPO DATE") THROUGH JUNE 30, 1996 OF
            AFFILIATED COMPUTER SERVICES, INC. CLASS A COMMON STOCK,
                 THE NASDAQ COMPUTER AND DATA PROCESSING INDEX,
                          AND THE NASDAQ MARKET INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               ACS      NASDAQ INDUSTRY      NASDAQ MARKET
9/26/1994       100.0               100.0              100.0
6/30/1995       190.6               147.5              123.1
6/30/1996       293.8               194.6              161.0

                                                                   09/26/94     06/30/95     06/30/96
                                                                  -----------  -----------  -----------
ACS.............................................................         100        190.6        293.8
NASDAQ Industry.................................................         100        147.5        194.6
NASDAQ Market...................................................         100        123.1        161.0

    Note: The graph above compares the total cumulative return of ACS Class A Common Stock from the IPO Date through June 30, 1996 with the NASDAQ Computer & Data Processing Index and the overall NASDAQ Market Index.

    Assumes $100 invested on the IPO date in Affiliated Computer Services, Inc. Class A Common Stock, the NASDAQ Computer & Data Processing Index and the NASDAQ Market Index, including reinvestment of dividends.

    THE ABOVE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES SUCH REPORT OR GRAPH BY REFERENCE.

CERTAIN TRANSACTIONS

    In connection with the reorganization of the Company on June 30, 1994, the Company and Precept entered into a reciprocal services agreement pursuant to which Precept would sell business forms and supplies, and provide courier and certain other administrative services to the Company, and the Company would provide office space and certain administrative services to Precept. Mr. Deason is a director and holds voting control of Precept. The prices for all services, forms and supplies provided by Precept to the Company under such agreement must be no less favorable than could be obtained from an independent third party and are subject to review from time to time by the Independent Directors Committee of the Company. The prices for all services provided by the Company to Precept will be at no less than the Company's direct cost. The costs incurred by the Company for services provided by Precept covered by such reciprocal services agreement, which are believed to approximate fair market value, were approximately $6.1 million for fiscal year 1996. Precept's payments to ACS under the reciprocal services agreement were approximately $0.4 million for fiscal year 1996. In addition, in fiscal 1996, one of the Company's buildings adjacent to its headquarters was renovated by Precept Builders, Inc., an affiliate of the Company and Precept (and controlled by Mr. Deason). The renovations were made pursuant to a written agreement for a cost of approximately $3.9 million. The transaction was approved by the Company's Board of Directors, which included the members of the Independent Directors Committee, and the transaction was conducted on terms believed to be no less favorable than could be obtained from independent third parties.

    Effective April 1996, the Company sold all of the outstanding capital stock of ACS Merchant Services, Inc. ("Merchant Services"), a wholly owned subsidiary formed as a start-up operation of the EFT business line, to Thomas M. Rouse, a former executive officer and director of the Company, for a promissory note in the principal amount of $500,000. The promissory note bears interest at the prime lending rate of Wells Fargo Bank, N.A. Amortization of principal begins in 1999. There was no gain or loss recognized on the sale. Simultaneously with the sale, the Company contributed an additional $1,500,000 and the unpaid balance of an intercompany note due from Merchant Services of approximately $712,000 in exchange for 1,000 shares of 5% cumulative redeemable convertible preferred stock of Merchant Services. This preferred stock is convertible after five years into approximately 55% of the common stock of Merchant Services on a fully diluted basis with a face value of $2,212,000.

    RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Price Waterhouse LLP served as the Company's accountants for fiscal year ended June 30, 1996. The Board of Directors has not yet selected independent public accountants for the 1997 fiscal year. The Board of Directors anticipates making this selection after receiving the recommendation of the Audit Committee, which is scheduled to meet in October 1996.

    Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 STOCKHOLDERS PROPOSALS FOR 1997 ANNUAL MEETING

    If any stockholder of the Company intends to present a proposal for consideration at the 1997 Annual Meeting of Stockholders and desires to have such proposal in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's principal executive offices, 2828 North Haskell Avenue, Dallas, Texas 75204, Attention: David W. Black, Corporate Secretary, not later than June 30, 1997.

                                            By Order of the Board of Directors

                                                      DAVID W. BLACK
                                                        SECRETARY

September 30, 1996

                                                                      APPENDIX 1

                       AFFILIATED COMPUTER SERVICES, INC.

                             1988 STOCK OPTION PLAN
                         (AS AMENDED NOVEMBER 8, 1994)

    1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

        (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

        (b) "AFFILIATE" means a company that is a member of a chain of corporations that includes the Company and that is connected through stock ownership with a common Parent but only if (i) the common Parent owns directly at least 50' of the value of the stock in at least one of the other corporations and (ii) at least 50' of the stock of each corporation is owned directly by one or more of the other corporations.

        (c)  "BOARD"  means the Board of Directors of the Company.

        (d)  "CODE"  means the Internal Revenue Code of 1986, as amended.

        (e) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

        (f) "COMMON STOCK" means the Class A Common Stock of the Company; provided, however, that if the Company's certificate of incorporation is amended after the date hereof to reclassify the shares of the Company's capital stock, "Common Stock" shall mean the Class A Common Stock of the Company.

        (g) "COMPANY" means Affiliated Computer Services, Inc., a Delaware corporation.

        (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services; provided that the term Consultant shall not include directors who are paid only a director's fee by the Company.

        (i) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or
    (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

        (j) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

- ------------------------

The proposed amendments to the 1988 Stock Option Plan are set forth in capital letters.

        (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator based upon the book value of the Company (or such other valuation method as is deemed appropriate by the Administrator).

        (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

        (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (o)  "OPTION"  means a stock option granted pursuant to the Plan.

        (p)  "OPTIONED STOCK"  means the Common Stock subject to an Option.

        (q)  "OPTIONEE"  means an Employee or Consultant who receives an Option.

        (r) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

        (s)  "PLAN"  means this 1988 Stock Plan, as amended.

        (t) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

        (u) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

        (v) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. The maximum aggregate number of shares which may be optioned and sold under the Plan is 3,000,000 shares of Common Stock, subject to adjustment pursuant to Section 14 of the Plan. The shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.  ADMINISTRATION OF THE PLAN.

        (a)  PROCEDURE.

           (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Stock Purchase & Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. NOTWITHSTANDING THE FOREGOING, WITH RESPECT TO ANY "COVERED EMPLOYEE" (AS DEFINED IN CODE SECTION 162(m)), THE PLAN SHALL BE ADMINISTERED BY A COMMITTEE OF THE BOARD COMPRISED SOLELY OF TWO OR MORE OUTSIDE DIRECTORS. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

           (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

           (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Texas corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

        (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(1) of the Plan;

            (ii) to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

           (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder; provided, however, that no Optionee shall be granted Options for more than 100,000 shares of Common Stock in any one fiscal year of the Company, subject to adjustment as provided in
       Section 14 of this Plan;

            (v) to approve forms of agreement for use under the Plan;

            (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

           (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

          (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

            (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted. ANY SUCH REDUCTION IN EXERCISE PRICE SHALL BE SUBJECT TO THE REQUIREMENTS OF SECTION 8(a) BELOW AS IF A NEW OPTION WERE GRANTED, AND SHALL BE TREATED AS THE GRANTING OF ADDITIONAL OPTIONS FOR PURPOSES OF THE 100,000 SHARE LIMITATION SET FORTH IN SECTION 4(b)(iv) ABOVE; and

            (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

        (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5.  ELIGIBILITY.

        (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

        (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

        (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

    6. TERM OF PLAN. The Plan shall continue in effect for a term of ten (10) years from the original effective date unless sooner terminated under Section 16 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock

Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.  OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

            (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant. NOTWITHSTANDING THE FOREGOING, IN THE CASE OF ANY NONSTATUTORY STOCK OPTION GRANTED TO ANY "COVERED EMPLOYEE" (AS DEFINED IN CODE SECTION 16(m)(3)), THE PER SHARE EXERCISE PRICE SHALL BE NO LESS THAN 100% OF THE FAIR MARKET VALUE PER SHARE ON THE DATE OF GRANT.

        (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
    (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (4) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.  EXERCISE OF OPTION.

        (a) PROCEDURE FOR EXERCISE: RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the

    Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) TERMINATION OF EMPLOYMENT. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, subject to Section 9(g) below, exercise vested Options that are not Incentive Stock Options to the extent set out in Optionee's Notice of Grant and Stock Option Agreement. In the case of an Incentive Stock Option, such Option may be exercised only within sixty (60) days (or such other period of time as is determined by the Administrator, with such determination being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), and only to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise an Incentive Stock Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled under the Option Agreement within the time specified herein, the Option shall terminate.

        (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the case of an Incentive Stock Option, in the event of termination of an Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise an Incentive Stock Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise an Incentive Stock Option at the date of termination, or if Optionee does not exercise such Incentive Stock Option to the extent so entitled within the time specified herein, the Incentive Stock Option shall terminate. However, the twelve (12) month limitation set out in this paragraph shall not apply to limit the exercise period set out in the Stock Option Agreement in the case of any Nonstatutory Stock Option.

        (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, according to its terms, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested at the date of death. To the extent the Option was unvested at the date of death, the Option shall terminate.

        (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        (g)  TERMINATION FOR CAUSE.  Notwithstanding subsections (b), (c) and
    (d) of this Section 9, any Optionee whose consulting relationship or Continuous Status as an Employee is terminated by the Company for Cause shall forfeit all Options granted under this Plan, whether or not vested. For purposes of this Plan, an Optionee shall be deemed to have been terminated for Cause if the Optionee fail to satisfactorily perform his or her assigned duties or commits an act of gross negligence or willful misconduct, including, but not limited to, a dereliction of duty or the committing of and conviction for a crime involving breach of fiduciary duty to an employer, a felony or a crime involving moral turpitude.

    10.  VESTING OF OPTIONS IN CERTAIN EVENTS.

        (a) If the Company undergoes a Change of Control, then all of the outstanding Options held by any Optionee, whether or not such Options are vested at such time, shall become vested and exercisable, effective the day immediately prior to such Change of Control. For purposes of the preceding sentence, a "Change of Control" shall have occurred if the Company is merged, consolidated, or reorganized into or with another person, entity, or group of entities under common control or if a majority of the outstanding capital stock or all or substantially all of the assets of the Company are sold to any other person, entity, or group of entities under common control and as a result of such merger, consolidation, reorganization, or sale of capital stock or assets, more than 51% of the combined voting power of the then outstanding voting securities of the surviving person or entity immediately after such transaction are held in the aggregate by a person, entity or group of entities under common control who beneficially owned less than 51% of the combined voting power of the Company prior to such transaction.

        (b) Notwithstanding the terms of any Option granted on or prior to September 25, 1994, all Options granted on or prior to September 25, 1994 shall become vested and exercisable on October 3, 1994.

        (c) NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THE TOTAL PAYMENTS IN THE NATURE OF COMPENSATION TO AN OPTIONEE THAT ARE CONTINGENT ON A CHANGE OF CONTROL (WITHIN THE MEANING OF CODE SECTION 280G(b)(2) (INCLUDING AMOUNTS HEREUNDER AND UNDER ANY OTHER PLAN, AGREEMENT OR ARRANGEMENT) EXCEED 299% OF THE OPTIONEE'S BASE AMOUNT (AS DEFINED IN CODE SECTION 280G(b)(3)). SUCH PAYMENTS SHALL BE LIMITED SO THAT IN NO EVENT SHALL ANY "PARACHUTE PAYMENTS" SUBJECT TO CODE SECTION 280G(a) OR CODE SECTION 4999 OCCUR. IF NECESSARY TO SATISFY THE FOREGOING LIMITATIONS, THE NUMBER OF SHARES SUBJECT TO ACCELERATED VESTING AND EXERCISABILITY UNDER THIS SECTION 10 SHALL BE REDUCED TO THE EXTENT NECESSARY TO AVOID ANY PARACHUTE PAYMENTS, AS DETERMINED BY THE COMMITTEE IN GOOD FAITH; IN NO EVENT SHALL ANY SHARES THAT WERE EXERCISABLE AND VESTED IRRESPECTIVE OF A CHANGE IN CONTROL BE ADVERSELY AFFECTED BY THE FOREGOING LIMITATION.

    11. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by Will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    12.  STOCK PURCHASE RIGHTS.

        (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock".

        (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

        (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

        (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

    13. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

    All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

        (a) the election must be made on or prior to the applicable Tax Date;

        (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

        (c) all elections shall be subject to the consent or disapproval of the Administrator;

        (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of such assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    16.  AMENDMENT AND TERMINATION OF THE PLAN.

        (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the material rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. TO THE EXTENT REQUIRED UNDER CODE
SECTION 162(m)(4)(C), OPTIONS HEREUNDER WITH RESPECT TO ANY "COVERED EMPLOYEE" ARE SUBJECT TO STOCKHOLDER APPROVAL OF THE PLAN.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

                                                                      APPENDIX 2

                       1995 EMPLOYEE STOCK PURCHASE PLAN
                                      FOR
                       AFFILIATED COMPUTER SERVICES, INC.

    Section 1. PURPOSE. This 1995 Employee Stock Purchase Plan of Affiliated Computer Services, Inc. is intended to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Stock of the Company through accumulated payroll deductions under an "Employee Stock Purchase Plan" as defined in Section 423 of the Code, and all provisions hereof will be construed in accordance with those objectives.

    Section 2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

        (a) "ACCOUNT" shall mean the account established for each Participant to record the amounts withheld from his or her Compensation during the Offering Period of reference.

        (b) "ACCOUNT MANAGER" shall mean the third party broker selected by the Administrator in its sole discretion.

        (c) "ADMINISTRATOR" shall mean the Board or a committee appointed by the Board.

        (d) "BOARD" shall mean the Board of Directors of the Company.

        (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (f) "COMPANY" shall mean Affiliated Computer Services, Inc., a Delaware corporation.

        (g) "COMPENSATION" shall mean the actual amounts paid to the Participant of reference by his Employer during the Offering Period of reference.

        (h) "CONSIDERED COMPENSATION" shall be determined with respect to each calendar year, and shall mean (i) in the case of each salaried Participant, such Participant's annualized basic rate of salary plus bonus and commissions, if any, at the beginning of the calendar year of reference or, if an employee is not eligible to become a Participant until a subsequent Offering Period during the fiscal year, at the beginning of the Offering Period for which such employee becomes an Eligible Employee; and (ii) in the case of each hourly Participant, the amount of such Participant's total compensation paid with respect to services rendered during the last two months of the Offering Period immediately preceding the Enrollment Date of reference, annualized by multiplying the two month total by 6.

        (i) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries that have payroll systems that are consolidated with the Company's payroll system and that have been designated by the Board from time to time in its sole discretion as eligible to adopt this Plan for the benefit of their Employees.

        (j) "DIRECTED WITHHOLDING" shall mean the amount that an Eligible Employee directs his or her Employer to withhold from the Participant's Compensation on each Payroll Date during the calendar year of reference; provided, however, that the aggregate amount of Directed Withholding for the calendar year of reference may not exceed the lesser of (x) fifteen percent (15%) of such Participant's Considered Compensation for such calendar year, and (y) Twenty-one Thousand Two Hundred and Fifty Dollars ($21,250).

        (k) "DIRECTION TO WITHHOLD" shall mean the written notice to the Administrator, in the form of Exhibit A attached hereto, which directs an Eligible Employee's Employer to commence to deduct the Directed Withholding from his Compensation on each Payroll Date during the Offering Period of reference.

        (l) "ELECTION TO RESCIND" shall mean the written notice to the Administrator, in the form of Exhibit B attached, which directs a Participant's Employer to discontinue deductions of Directed Withholding, and to refund the entire amount credited to such Participant's Account.

        (m) "ELIGIBLE EMPLOYEE" shall mean each Employee (i) who is employed for at least one year preceding the Offering Period of reference, (ii) who continues to be employed as an Employee on the following Enrollment Date, and (iii) in any case, on the Enrollment Date of reference owns Stock (within the meaning of Section 423(b)(3) of the Code) possessing less than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary and, without limiting the generality of the foregoing, in computing the amount of such Stock owned by an Employee, there shall be included the amount of Stock owned directly, the Stock subject to a Purchase Right, the Stock that with respect to which the Employee has an option to acquire, and the Stock owned by any other person whose stock is attributed to such Employee pursuant to Section 424(d) of the Code.

        (n) "EMPLOYEE" shall mean any person, including an officer and director who is also an Employee, who, at the time of reference is customarily employed for at least twenty (20) hours per week and for more than five (5) months in the calendar year by the Employer.

        (o) "EMPLOYER" shall mean, collectively, the Company and each Designated Subsidiary.

        (p) "ENROLLMENT DATE" shall mean the first business day of each of the Company's fiscal quarters.

        (q) "FAIR MARKET VALUE" of a Share on the Enrollment Date or on the Purchase Date shall be the closing price of Stock on such date, which shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Stock is quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

        (r) "OFFERING PERIOD" shall mean the period beginning on the first day of each fiscal quarter and ending on the last day of such fiscal quarter; provided, that the initial Offering Period hereunder shall begin on December 18, 1995 and shall end on December 31, 1995.

        (s) "PARTICIPANT" shall mean each Eligible Employee who is having an amount withheld from his Compensation under Section 4 at the time of reference.

        (t) "PAYROLL DATE" shall mean each date on which a Participant is paid his or her salary, wage, bonus or commission, but not including tips.

        (u) "PLAN" shall mean this Affiliated Computer Services, Inc. 1995 Employee Stock Purchase Plan.

        (v) "PURCHASE DATE" shall mean the last business day of each of the Company's fiscal quarters.

        (w) "PURCHASE PRICE" shall mean, with respect to open market purchases, 85% of the Fair Market Value of the Shares on the Purchase Date, and with respect to issuance of treasury shares, the lesser of (i) 85% of the Fair Market Value of the Shares on the Enrollment Date of reference, or (ii) 85% of the Fair Market Value of the Shares on the Purchase Date of reference, but never less than the par value of a Share with respect to issuance of treasury shares.

        (x) "PURCHASE RIGHT" shall mean the Participant's right to acquire the number of Shares that may be purchased in accordance with Section 3(b), as limited by Sections 3(c) and 9.

        (y) "SHARES" shall mean the shares of Stock to be purchased in open market transactions pursuant to the Plan or that are reserved for issuance under this Plan.

        (z) "STOCK" shall mean the Class A Common Stock, $0.01 par value per share, of the Company.

        (a) "SUBSIDIARY" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of reference, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    Section 3.  SHARES SUBJECT TO PURCHASE.

    (a) Subject to adjustments provided in Section 16 hereof the maximum number of shares of Stock that may be purchased by and for Participants shall not exceed Five Hundred Thousand (500,000) Shares. Shares to be purchased pursuant to the Plan will be purchased in open market transactions by the Account Manager. The Account Manager will maintain a separate account for each Participant and will distribute Shares from such accounts to Participants in accordance with the terms set forth in Section 8 below. The Shares subject to the Plan may also consist of previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that are reserved for sale that may remain unsold at the termination of the Plan shall cease to be reserved for the purpose of the Plan. Should any Shares subject to Purchase Rights on the Enrollment Date of an Offering Period fail to be purchased on the Purchase Date for such Offering Period, such Shares may again be made available for purchase with respect to a subsequent Offering Period.

    (b) Not less than 15 days prior to each calendar year, the Administrator shall determine the maximum number of Shares (if any) that will be available for purchase for each Offering Period during such fiscal year. Each Participant will have a Purchase Right to purchase the number of full Shares equal to the quotient of (i) the amount in the Participant's Account on the Purchase Date, and (ii) the Purchase Price of the Shares for the Offering Period, all subject to the maximum amounts, and the adjustments, if any, in Section 9.

    (c) In the event that as of the Enrollment Date of reference the quotient of
(i) the aggregate Directed Withholdings of all Participants for the Offering Period, divided by (ii) the Purchase Price of a Share on such Enrollment Date, exceeds the number of Shares designated by the Administrator in the first sentence of Section 3(b) by a percentage (not less than 100%) specified by the Administrator at the time it determines the number of Shares under Section 3(b) above, the Administrator will take reasonable steps to reduce, as nearly as possible, each Participant's Directed Withholding to an amount equal to the product of (x) his Directed Withholding, and (y) a fraction, the numerator of which is the product of the percentage specified by the Administrator in (ii) multiplied by the number of Shares designated by the Administrator in the first sentence of Section 3(b), and the denominator of which is the quotient of (i) and (ii) above.

    Section 4.  PARTICIPATION AND DEDUCTION OF DIRECTED WITHHOLDING.

    (a) During the 15 days ending on the Enrollment Date for the Offering Period of reference (except for the initial Offering Period), each Eligible Employee may become a Participant for such Offering Period by filing with the Administrator a written Direction to Withhold setting forth the amount of such Eligible Employee's Directed Withholding. An Eligible Employee who fails to return a completed authorization form to the Administrator on or before the due date shall be deemed to have elected not to participate in the Plan for the Offering Period of reference. With respect to the initial Offering Period, each Eligible Employees may become a Participant by presenting to the Administrator by December 21, 1995 a check (payable to Administrator), which amount may not exceed the lesser of (y) fifteen percent (15%) of such Participant's Considered Compensation for such calendar year, and (y) Twenty-One Thousand Two Hundred and Fifty Dollars ($21,250).

    (b) All amounts deducted from a Participant's Compensation under this Plan shall be credited to such Participant's Account, but shall remain the unencumbered assets of the Employer.

    Section 5.  WITHDRAWAL, OR TERMINATION OF EMPLOYMENT.

    (a) A Participant may not increase or decrease the amount of his Directed Withholding during an Offering Period; except, however, (i) a Participant may rescind his Direction to Withhold in its entirety at any time prior to the Purchase Date for the Offering Period of reference by filing a written Election to Rescind with the Administrator no later than fifteen (15) days before the end of the fiscal quarter of reference, (ii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event that his Compensation payable on any Payroll Date is insufficient to fund the Directed Withholding for such Payroll Date and such Participant fails to furnish the Administrator with personal funds in an amount sufficient to complete the Directed Withholding for such Payroll Date on or before the next Payroll Date, and (iii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event of his termination of employment by an Employer prior to the Purchase Date for the Offering Period of reference.

    (b) If either 5(a)(i), (ii) or (iii) occurs with respect to a Participant before the Purchase Date of reference, the entire amount credited to such Participant's Account will be paid to such Participant in a lump sum, in cash without interest, as soon as reasonably possible following such occurrence.

    (c) The occurrence of an event described in 5(a)(i), (ii) or (iii) with respect to a Participant during an Offering Period shall not limit such Participant's right to file a Direction to Withhold with respect to any later Offering Period provided that at such time Participant is an Eligible Employee, and provided further that a Participant may withdraw and subsequently re-enroll in the Plan only one time per calendar year.

    Section 6.  EXERCISE OF PURCHASE RIGHT.

    (a) In the case of open market purchases, on each Purchase Date, the Account Manager shall use the funds available in the Participant's Account for open market purchases of Shares and debit his Account in the amount of the Purchase Price of the Shares subject to his Purchase Right. For purposes of the Plan, fractional amounts of Stock shall be disregarded in determining the number of Shares that the Account Manager purchases on behalf of each Participant.

    (b) In the case of previously issued Shares reacquired and held by the Company or any Subsidiary and reserved for sale for such purpose, the Participant's Purchase Right will be exercised automatically on each Purchase Date by debiting his Account with the Purchase Price of the Shares subject to his Purchase Right.

    Section 7. LIMITATION ON THE PURCHASE OF SHARES. The Administrator may, in its sole discretion, request the Account Manager to suspend or delay purchases of Stock on behalf of Participants in order to comply with applicable securities laws. Any such suspension or delays shall not affect a Participant's right to receive Stock pursuant to the Plan, but may affect the date of the purchase of such Stock.

    Section 8. DELIVERY. As promptly as practicable after each Purchase Date, the Administrator shall arrange the delivery to each Participant of a certificate representing the Shares purchased on such Purchase Date.

    Section 9. MAXIMUM SHARES, AND REDUCTION IN SHARES, SUBJECT TO PURCHASE RIGHTS.

    (a) Notwithstanding any provision hereof to the contrary, the maximum number of Shares subject to each Participant's Purchase Right at any time during any calendar year shall be that number of Shares equal to the lesser of (i) that number of Shares that has an aggregate Fair Market Value on the Enrollment Date equal to $25,000, and (ii) that number of Shares that may be purchased with the lesser of the maximum Directed Withholding amounts described in Section 2(j) at the Purchase Price set forth in Section 2(w)(i), and (iii) the maximum number of Shares (if any) that will not cause the Participant to exceed the 5% ownership limitation of Section 2(m).

    (b) If, on a Purchase Date, the maximum number of Shares available for purchase as determined under Section 3(b) is less than the number of Shares subject to all then existing Purchase Rights (as limited by Section 9(a), if applicable), the Administrator will reduce the number of Shares subject to each Participant's Purchase Right to an amount equal to the product of (i) the maximum Shares available for purchase as determined under Section 3(b), and (ii) a fraction, the numerator of which is the amount in such Participant's Account (after such reductions, if any, required by the proviso of Section 2(j)), and the denominator of which is the amount in the Accounts of all Participants (after such reductions, if any, required by the proviso of Section 2(j)).

    Section 10.  VOTING AND REGISTRATION.

    (a) A Participant will have no interest or voting right in or other privileges relating to Shares subject to a Purchase Right until delivery of the certificate representing such Shares.

    (b) Shares to be delivered to a Participant will be registered in the name of the Participant.

    Section 11. ADMINISTRATION. The Plan shall be administered by the Administrator, which will be the Board or a committee appointed by the Board. If a committee is appointed by the Board to act as Administrator, such committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in Section 17 hereof. The administration, interpretation or application of the Plan by the Administrator shall be final, conclusive and binding upon all Participants. Eligible Employees with respect to the Offering Period of reference may not serve as a member of the Administrator with respect to the Offering Period of reference or the succeeding Offering Period. In the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the Administrators of plans of this type, the Plan shall only be administered by such body and in such manner as shall comply with the applicable requirements of Rule 16b-3. With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of the Rule 16-3. To the extent any provision of the Plan or action of the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

    Section 12.  DESIGNATION OF BENEFICIARY.

    (a) A Participant may file a written designation of a beneficiary who is to receive any cash as a result of the Participant's death prior to a Purchase Date, or to receive any Shares (and excess cash, if any) in the event of Participant's death subsequent to a Purchase Date but before delivery of the Shares (and excess cash, if any).

    (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant without a designated surviving beneficiary, the Administrator shall deliver such cash and/or Shares to the spouse of the Participant or, if there is no surviving spouse, then to the executor or administrator of the estate of the Participant.

    Section 13. TRANSFERABILITY. Neither payroll deductions credited to Participant's Account, nor any rights with regard to the making or recision of a Directed Withholding, nor the right to receive Shares (and excess cash, if any) may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 12) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

    Section 14. USE OF FUNDS. All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions.

    Section 15.  REPORTS AND WITHHOLDING.

    (a) Statements will be given to all Participants within a reasonable time following a Purchase Date, which statements will set forth the amounts of payroll deductions, the per Share Purchase Price, the number of Shares purchased (and an explanation of any reduction in the Shares subject to the Purchase Right), and the remaining cash balance, if any.

    (b) Each person who acquires Shares hereunder shall agree as a condition of such acquisition that he shall notify his Employer in the event he disposes of the Shares before the second anniversary of the Enrollment Date on which he acquired the Purchase Right with respect to such Shares, and in the event of such disposition while an employee of the Employer, and upon disposition of such Shares prior to the second anniversary of the Enrollment Date, the Employer may withhold from such Participant's current Compensation such amount as it reasonably determines to be necessary to satisfy the Company's obligation to withhold for federal and state taxes with respect to such events.

    Section 16.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    (a) If a stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurs during an Offering Period, as a result of which shares of any class shall be issued in respect of the Shares subject to purchase with respect to such Offering Period, or such Shares shall be changed into a different number of the same or another class or classes, the number of Shares to which each Purchase Right shall be applicable and the calculation of the Fair Market Value as of the Enrollment Date for such Shares shall be appropriately adjusted by the Company in a manner that in its sole discretion will keep this Plan qualified under Section 423 of the Code.

    (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will close, and the Purchase Date will occur, 15 days immediately prior to the consummation of such proposed action, all Participants will be notified in advance of such revised Purchase Date, and each Participant will be entitled to complete all or any portion of the funding of such Participant's Directed Withholding with personal funds. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, either (i) the event will be deemed to constitute the dissolution or liquidation of the Company and Participants shall have the rights set forth in the first sentence hereof, or
(ii) this Plan, and each Purchase Right shall be assumed or an equivalent plan and right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

    Section 17. AMENDMENT OR TERMINATION. The Board may at any time and for any reason terminate or amend the Plan, provided, however, that, if required by Rule 16b-3, the Plan may not be amended without the consent (which may take the form of a ratification within 12 months of the effective date) of stockholders in accordance with Section 18 (as though such Amendment were the adoption of the Plan) to either increase the number of Shares reserved for issuance under the Plan, materially modify the requirements for eligibility to participate in the Plan, or make such other change(s) that requires stockholder approval in order to comply with Rule 16b-3 or any successor rule. Except as specifically provided in the Plan, no such termination or amendment can reduce such rights as a Participant would have if the effective date of the termination or amendment were deemed to be a liquidation or dissolution of the Company, with the resulting rights, duties and obligations set forth in Section 16(b).

    Section 18. STOCKHOLDER APPROVAL. If required by Rule 16b-3 and other applicable laws, the Company shall, within 12 months after the effective date of the Plan, obtain the approval of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person, or by proxy, present and, notwithstanding any other provision hereof to the contrary, in the absence of such approval, this Plan and any Purchase Rights granted hereunder shall be null and void.

    Section 19. NOTICES. All notices or other communications shall be deemed to have been duly given (i) if by a Participant to the Administrator, when received in the required form at the corporate home office of the Company, addressed to "Administrator, Employee Stock Purchase Plan," and (ii) if by the Administrator to the Participant, when mailed to the last known address of Participant shown on the Employer's records.

    Section 20. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranty from the Participant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

    Section 21. TERM OF PLAN. The Plan shall become effective on December 18, 1995 and shall terminate December 31, 2005, subject to Sections 17 and 18.

    Section 22.  MISCELLANEOUS.

    (a) EXECUTION OF RECEIPTS AND RELEASES. Any payment or any issuance or transfer of Shares to any person shall be in full satisfaction of all claims hereunder against the Plan, and the Administrator may require such person, as a condition precedent to receiving delivery of Shares, to execute a receipt and release therefor in such form as it shall determine.

    (b) PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

    (c) RECORDS. Records of the Company as to any matters relating to this Plan will be conclusive on all persons.

    (d) INTERPRETATIONS AND ADJUSTMENTS. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Board's or Administrator's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

    (e) NO RIGHTS IMPLIED. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Account, or the execution of any subscription agreement, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any officer, director, or Employee of the Company, except as expressly provided by the Plan.

    (f) INFORMATION. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation that is necessary or required by the Board and/or Administrator to perform its duties and functions under the Plan. The Company's records as to the current information the Company furnishes to the Board and/or Administrator shall be conclusive as to all persons.

    (g) SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

    (h) HEADINGS. The titles and headings are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

    (i) NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board nor the Administrator (nor their respective delegatees) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Administrator (and their delegatees) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

    (j) COMPANY ROLE. The Company has arranged this Plan for the reasons described under Section 1. The Company's role is simply to encourage and facilitate its employees' investment in the Company through the arrangement of the payroll deduction. Each Participant will be solely responsible for determining his or her continued participation in the Plan and whether that person retains or sells the shares of Stock that he or she purchases under the Plan.

    IN WITNESS WHEREOF, the undersigned has executed this Plan as of this 18th day of December, 1995 to fully evidence the Company's adoption thereof, to be effective as provided in Section 21 hereof.

                                          AFFILIATED COMPUTER SERVICES, INC.

                                          By:

                                          --------------------------------------

                                          Name: Darwin Deason
                                          Title: Chairman and Chief Executive
                                          Officer

P
R
O
X
Y
                       AFFILIATED COMPUTER SERVICES, INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                            MONDAY, OCTOBER 28, 1996

     The undersigned stockholder of Affiliated Computer Services, Inc. hereby appoints Darwin Deason and Jeffrey A. Rich, each with power to act without the other and with full power of substitution and revocation, as attorneys and proxies to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Affiliated Computer Services, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at City Place, 2711 North Haskell Avenue, Dallas, Texas 75204, on Monday, October 28, 1996, at 11:00 a.m. (local time), upon such business as may properly come before the meeting or any adjournment thereof, including the matters set forth on the reverse side.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, (II) FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, (III) FOR THE PROPOSAL TO AMEND THE 1988 STOCK OPTION PLAN, (IV) FOR THE PROPOSAL TO ADOPT THE 1995 EMPLOYEE STOCK PURCHASE PLAN, (V) FOR THE PROPOSAL TO APPROVE THE PERFORMANCE-BASED COMPENSATION FOR THE COMPANY'S CHIEF EXECUTIVE OFFICER, AND
(VI) IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE..

1.   Election of Directors of the eight nominees listed below

     FOR ALL NOMINEES    WITHHOLD AUTHORITY to vote on one or more
                         nominees and struck out to the right

                                          / /

INSTRUCTION: To WITHHOLD authority to vote for any individual nominee, check the WITHHOLD box and write the nominee's name on the space provided below.

Darwin Deason, Jeffrey A. Rich, Mark A. King, David W. Black, Henry Hortenstine, Gerald J. Ford, Joseph P. O'Neill and Frank A. Rossi

- --------------------------------------------------------------------------------

2. Proposal to amend the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Class A Common Stock and Class B Common Stock authorized for issuance.

     FOR        AGAINST       ABSTAIN
     / /         / /            / /


3. Proposal to amend the Company's 1988 Stock Option Plan to bring the Stock Option Plan into compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and to increase by 1,150,000 the number of shares of Class A Common Stock reserved for issuance thereunder.

     FOR        AGAINST       ABSTAIN
     / /         / /            / /


4.   Proposal to adopt the Company's 1995 Employee Stock Purchase Plan.

     FOR        AGAINST       ABSTAIN
     / /         / /            / /


5. Proposal to approve the performance-based incentive compensation for the Company's Executive Officers.

     FOR        AGAINST       ABSTAIN
     / /          / /           / /


6. In their discretion on any other matter that may properly come before the meeting or any adjournments thereof.

     FOR        AGAINST       ABSTAIN
     / /          / /           / /


Dated:                                     , 1996
      -------------------------------------

- --------------------------------------------------
                     Signature

- --------------------------------------------------
             (Signature if held jointly)

Please date, sign exactly as shown hereon and mail promptly this proxy in the enclosed envelope. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

This proxy may be revoked prior to the exercise of the powers conferred by the proxy.